Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Oxford Industries, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the quarter ended August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, J. Hicks Lanier, Chairman and Chief Executive Officer of the Company, and I, Thomas Caldecot Chubb III, Executive Vice President of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Hicks Lanier
J. Hicks Lanier
Chairman and Chief Executive Officer
(Principal Executive Officer)
October 10, 2007

/s/ Thomas Caldecot Chubb III
Thomas Caldecot Chubb III
Executive Vice President
(Principal Financial Officer)
October 10, 2007